PUTNAM
                                                 VOYAGER
                                                 FUND


[Artwork]


ANNUAL REPORT
July 31, 1995


[Putnam Logo]


Boston * London * Tokyo

PERFORMANCE HIGHLIGHTS

Over its annual period, Putnam Voyager Fund handily outperformed the average fund in Lipper Analytical Services' capital appreciation category. The funds in the category gained an average of 26.06% for the one year ended July 31, 1995. Over the same period, Putnam Voyager Fund's class A shares returned 34.72% at net asset value. *

 FISCAL 1995 RESULTS AT A GLANCE
-------------------------------------------------------------------------------
                                    CLASS A         CLASS B          CLASS M
 TOTAL RETURN:                    NAV     POP     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
 (change in value during period
 plus reinvested distributions)
 12 months ended 7/31/95        34.72%  27.00%  33.65%  28.65%     --     --
 Life of class M (12/1/94)         --      --      --      --   27.42%  22.93%
-------------------------------------------------------------------------------
                                    CLASS A         CLASS B         CLASS M
 SHARE VALUE:                     NAV     POP         NAV         NAV     POP
-------------------------------------------------------------------------------
 7/31/94                       $11.19  $11.87      $10.97          --      --
 12/1/94                           --      --          --      $11.79  $12.22
 7/31/95                        14.42   15.30       14.01       14.37   14.89
-------------------------------------------------------------------------------
                                                     LONG-TERM
 DISTRIBUTIONS:                 NO.     INCOME   CAPITAL GAINS          TOTAL
-------------------------------------------------------------------------------
 Class A                         1          --          $0.508         $0.508
 Class B                         1          --           0.508          0.508
 Class M                         1          --           0.508          0.508
-------------------------------------------------------------------------------

  Performance data represent past results, are no assurance of future results, and will differ for each share class. For performance over longer periods, see pages 8 and 9. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares, which became effective 12/1/94. CDSC assumes 5% maximum contingent deferred sales charge.

* Lipper's averages are based on total return and do not take into account the effects of sales charges or commissions. Performance for other share classes will vary. Past performance does not guarantee future results.

FROM THE CHAIRMAN                                [PHOTOGRAPH OF GEORGE PUTNAM]
                                                 * (C) KARSH, OTTAWA

DEAR SHAREHOLDER:

THE STOCK MARKET'S ROBUST RISE DURING THE FIRST HALF OF 1995 HAS LED SOME ANA-LYSTS TO BRACE FOR A DECLINE AND OTHERS TO ANTICIPATE EVEN GREATER STRENGTH. WE TAKE MORE OF A MIDDLE VIEW. ALTHOUGH WE THINK THE PACE OF THE RISE IS PROBABLY UNSUSTAINABLE, WE BELIEVE A MODERATE SHORT-TERM CORRECTION, FOLLOWED BY A PERIOD OF UNSETTLED PERFORMANCE, IS A MORE LIKELY DEVELOPMENT.

OUR ASSESSMENT IS BASED ON THE SOMEWHAT UNCERTAIN ECONOMY'S IMPACT ON CORPORATE EARNINGS. EARNINGS DECLINES, IF THEY OCCUR, MIGHT MAKE INVESTORS SKITTISH. CU-RRENTLY, THOUGH, CORPORATE EARNINGS APPEAR STRONG, AND ABLE TO WITHSTAND A MILD ECONOMIC SLOWDOWN.

HOWEVER, LOWER INTEREST RATES MAY EVENTUALLY RE-STIMULATE THE ECONOMY, PROBABLY SOME TIME NEXT YEAR. RISING U.S. CORPORATE CASH FLOWS AND PROFITS OF U.S. COR-PORATIONS, AUGMENTED BY FOREIGN INVESTORS' PURCHASES OF BARGAIN-PRICED U.S. STOCKS, MAY LEAD TO THE NEXT LEG OF A BULL MARKET.

IN THE FOLLOWING REPORT, THE MANAGEMENT TEAM OF PUTNAM VOYAGER FUND REVIEWS THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED JULY 31, 1995, AND COMMENTS ON THE OUTLOOK FOR THE FISCAL YEAR AHEAD.

RESPECTFULLY YOURS,


GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
SEPTEMBER 20, 1995

* (C) Copyright

REPORT FROM THE FUND MANAGERS
CHARLES SWANBERG, CO-MANAGER
ROBERT R. BECK, CO-MANAGER
ROLAND GILLIS, CO-MANAGER

Persistent strength in domestic financial markets has meant an ultimately rewar-ding ride for Putnam Voyager Fund's shareholders throughout fiscal 1995. Chan-ging economic expectations and a shift in the direction of interest rates were the primary influences on the stock-market's dramatic recovery in the fiscal year's latter half. However, several other factors also contributed to U.S. stocks' superior performance: economic expansion within many countries, a weak U.S. dollar, strong corporate profits, stock buybacks, and new trade legisla-tion.

Your fund performed extremely well in this environment. For the 12 months ended July 31, 1995, your fund's class A shares returned 34.72% at net asset value, and class B shares posted a 33.65% gain.

EXPANDED INVESTMENT UNIVERSE LETS FUND CLIMB "LADDER OF GROWTH"
During fiscal 1995, we expanded the fund's investment universe to include a much wider range of growth opportunities -- allowing the fund to profit from strong earnings momentum during various stages of a company's development. The portfo-lio is currently divided into three sleeves, each constituting approximately one third of the fund's net assets:

Foundation growth -- concentrating specifically on the stocks of small to mid-size companies poised for rapid earnings gains

Opportunity growth -- targeting larger, well-established companies undergoing positive change with the potential for near-term growth

Premier growth -- consisting of midsize to large companies at a more mature stage of development than foundation growth companies, typically having above-average growth rates, substantial business franchises, and considerable finan-cial strength

This approach has already shown its merit. At the midpoint of the fund's fiscal year, large-cap growth stocks and attractively valued shares of larger companies with good earnings momentum -- like those found in the fund's opportunity and premier growth sleeves -- were favored by investors. More recently, small-cap foundation growth stocks have advanced smartly.

PERFORMANCE BOOSTED BY SECTOR STRENGTH AND KEEN STOCK SELECTION
While the 1995 rally boosted performance throughout the broad stock market, po-ckets of exceptional strength stood out. Technology, medical device companies, and pharmaceuticals were particularly robust, leading us to increase holdings in these industries within the foundation growth and premier growth sleeves.

In technology, proposed deregulation in the peripheral cable and telecommunica-tion groups, booming revenues from semiconductor firms, growing global market share, increased capital spending, and new products pushed this sector upward. More than a few of the portfolio's technology holdings have realized tremendous price appreciation as a result. Semiconductor stocks such as Xilinx, Maxim, Linear Technology, and Analog Devices have risen more than 190%, 160%, 80%, and 70%, respectively since July 31, 1994. The most dramatic performance over the period, however, has come from America Online, a leading on-line computer ser-vice provider. The stock has risen more than 260% in one year's time. While it has not moved nearly as dramatically as the semiconductor stocks, Comcast Corpo-ration, a communications company with domestic and international interests in cable television, wireless telecommunications, and television programming has performed very well recently.

With the chances of a national health-care program low, pharmaceutical companies and those manufacturing medical equipment have benefited enormously from the change in market sentiment.

[Bar Chart - Page 5]

TOP INDUSTRY SECTORS *

Semiconductors                       7.1%
Retail                               6.0%
Computer software                    4.9%
Business services                    4.2%
Broadcasting                         3.7%
Cable television                     3.7%
Pharmaceutical and biotechnology     3.6%

*Based on net assets as of 7/31/95. Holdings will vary over time.

Medtronic, the world's leading producer of heart pacemakers, had a 52-week re-turn of more than 90% at period's end. Boston Scientific, an innovator in nonin-vasive surgical devices, has risen some 160% the past year. The replenishment of inventories by providers and hospitals also helped boost the price apprecia-tion of pharmaceutical giants like Astra, Pfizer, and Roche.

Anticipating a slower-growth environment and slackened demand, we have trimmed the fund's retail exposure. We also drastically reduced the portfolio's weight-ing in health maintenance organization (HMO) stocks around midyear, thereby lar-gely avoiding last spring's dramatic selloff caused by investor uncertainty about declining revenues.

While at times we may capitalize on industry themes, we do so only as a comple-ment to our time-tested strategy of identifying growth opportunities on a stock-by-stock basis. In fact, industry trends do not even play a role in the selec-tion of stocks within the opportunity sleeve. We choose stocks for this sleeve according to the issuing company's ability to effect positive change in its bu-siness enterprises. Eastman Kodak, for example, has emerged from a year of res-tructuring in strong shape; under new management, we believe the firm has great-ly improved its competitive position and profitability potential. The Seagram Company, another example, having acquired the Hollywood studio MCA, recast it-self from an investment vehicle dominated by DuPont into an operating company focused on consumer favorites: beverages and entertainment.

THE NEW GLOBAL ECONOMY PRESENTS GROWTH OPPORTUNITIES
Throughout the fiscal year, strong corporate profits and a consistently high le-vel of positive earnings surprises -- even as the economy slowed this spring -- illustrated what we have believed all along: corporate America has regained its competitive edge in world markets. This transformation, coupled with growing overseas economies and a weak dollar, fueled the demand for U.S. exports. Many of your fund's holdings benefited from this trend. In fact, the fund's average technology derived 30% to 50% of its revenue from non-U.S. sources as global demand for cellular equipment and networking communications grew.

Additionally, portfolio companies with a global reach continue to realize signi-ficant growth in the new world economy. Multinationals like Coca-Cola and McDo-nald's realized most of their profits this year from overseas operations. Many of the fund's foreign holdings also benefited from improving economic conditions in their respective homelands; and once the gains were translated into weak U.S. dollars, their appreciation was further compounded.

TOP 10 HOLDINGS (7/31/95)
-------------------------------------------------------------------------------
TELE-COMMUNICATIONS INC.
Cable television services
-------------------------------------------------------------------------------
FLIGHTSAFETY INTERNATIONAL
High technology training for aircraft pilots
-------------------------------------------------------------------------------
MAXIM INTEGRATED PRODUCTS, INC.
Semiconductor manufacturer
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HOSPITALITY FRANCHISE
Hotel franchising and services
-------------------------------------------------------------------------------
H & R BLOCK
Tax preparation services; owns CompuServe on-line service
-------------------------------------------------------------------------------
CITICORP
Global financial services; largest U.S. bank
-------------------------------------------------------------------------------
INFINITY BROADCASTING CORP.
Owns and operates radio stations
-------------------------------------------------------------------------------
PREMARK INTERNATIONAL INC.
Tupperware, consumer and decorative products, food equipment
-------------------------------------------------------------------------------
SEAGRAM CO., LTD.
Beverages, entertainment
-------------------------------------------------------------------------------
FIRST DATA CORP.
Credit card processing services
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These holdings represent 12.4% of the fund's net assets. Portfolio holdings will vary over time.

FUND REMAINS FOCUSED ON FUNDAMENTALS
As we enter fiscal 1996, a period of stable-to-declining interest rates, subdued economic growth, and low inflation characterize the investment environment. Such a scenario bodes well for the price appreciation and earnings potential of growth stocks. In addition, the proposed capital-gains tax cut and deficit re-duction initiatives, if approved, could further enhance the appeal of growth stocks.

The possibility of some near-term turbulence exists, however, as investors worry over further economic slowing and a decline in corporate profits. To offset this, we have included certain defensive stocks in the portfolio -- stocks of companies that are well established and can produce attractive earnings even in a decelerating economy. We believe Pioneer Hi-Bred, a leading seeds supplier, is a good example of such a company.

While the market may fluctuate somewhat, we will remain focused on companies that are gaining market share, both domestically and globally, maintaining their competitive advantage, and using cash flow to reinvest in high-margin businesses or to repurchase shares.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed fa-vorably as of 7/31/95, there is no guarantee the fund will continue to hold the-se securities in the future. Investment in non-U.S. securities may be subject to certain risks, such as currency fluctuations and political developments.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assum-ing you held the shares through the entire period and reinvested all distribu-tions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over va-rying periods.

Performance should always be considered in light of a fund's investment strate-gy. Putnam Voyager Fund is designed for investors aggressively seeking capital appreciation primarily through common stocks.

TOTAL RETURNS FOR PERIOD ENDED 7/31/95
                       CLASS A             CLASS B              CLASS M
                    NAV       POP       NAV       CDSC       NAV       POP
-------------------------------------------------------------------------------
1 year            34.72%    27.00%    33.65%     28.65%       --        --
-------------------------------------------------------------------------------
5 years          139.23    125.39        --         --        --        --
Annual average    19.06     17.65        --         --        --        --
-------------------------------------------------------------------------------
10 years         431.62    401.01        --         --        --        --
Annual average    18.18     17.49        --         --        --        --
-------------------------------------------------------------------------------
Life of class B      --        --     71.41      68.41        --        --
Annual average       --        --     17.98      17.34        --        --
-------------------------------------------------------------------------------
Life of class M      --        --        --         --     27.42%    22.93%
-------------------------------------------------------------------------------

TOTAL RETURNS FOR PERIOD ENDED 6/30/95
(MOST RECENT CALENDAR QUARTER)
                       CLASS A             CLASS B              CLASS M
                    NAV       POP       NAV       CDSC       NAV       POP
-------------------------------------------------------------------------------
1 year            29.86%    22.42%    28.92%     23.92%       --        --
-------------------------------------------------------------------------------
5 years          117.27    104.81        --         --        --        --
Annual average    16.79     15.42        --         --        --        --
-------------------------------------------------------------------------------
10 years         400.65    371.88        --         --        --        --
Annual average    17.48     16.78        --         --        --        --
-------------------------------------------------------------------------------
Life of class B      --        --     60.53      57.53        --        --
Annual average       --        --     16.05      15.36        --        --
-------------------------------------------------------------------------------
Life of class M      --        --        --         --     19.35%    15.15%
-------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Effective 4/27/92, the fund began offering class B shares, and 12/1/94, class M shares. Performance of share classes will differ. Performance data represent past results. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 7/31/95
                  STANDARD & POOR'S (R)* 500 INDEX        CONSUMER PRICE INDEX
-------------------------------------------------------------------------------
1 year                                       26.03%                       2.76%
-------------------------------------------------------------------------------
5 years                                      83.26                       16.95
Annual average                               12.88                        3.18
-------------------------------------------------------------------------------
10 years                                    305.72                       41.47
Annual average                               15.03                        3.53
-------------------------------------------------------------------------------
Life of class B                              50.83                        9.32
Annual average                               13.44                        2.77
-------------------------------------------------------------------------------
Life of class M                              27.74                        1.87
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* (R) Registered mark

[Line Chart - Page 9]

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------
           FUND'S CLASS A
           SHARES AT POP           S&P 500         CONSUMER PRICE INDEX
-------------------------------------------------------------------------------
1985          $ 9425                $10000                 $10000
1986           12376                 12833                  10158
1987           16796                 17884                  10557
1988           15071                 15790                  10993
1989           19983                 20811                  11540
1990           20943                 22138                  12096
1991           25978                 24972                  12635
1992           29456                 28158                  13033
1993           35255                 30605                  13395
1994           37190                 32192                  13766
1995           50101                 40572                  14147
-------------------------------------------------------------------------------
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $17,141 on 7/31/95 ($16,841 with a redemption at the end of the period). A $10,000 in-vestment in the fund's class M shares at inception on 12/1/94, would have been valued at $12,742 at NAV, and $12,293 at POP on 7/31/95.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabili-ties, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

STANDARD & POOR'S (R)* 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account broke-rage commissions or other costs. The fund's portfolio contains securities that do not match those in the index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* (R) Registered mark

A PUTNAM PERSPECTIVE ON RISK AND REWARD

You've probably been told how important it is to understand the relationship be-tween an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

EVERY RISK SIGNALS A POTENTIAL REWARD. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

THE GREATER THE RISK, THE GREATER THE POTENTIAL REWARD. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your

A RUNDOWN OF RISK TYPES

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MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors. However, interest-rate increases can also have a _substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally consi-dered among the best ways of addressing inflation risk over the long term.
-------------------------------------------------------------------------------
financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

FITTING YOUR FUND SELECTION TO YOUR_RISK TOLERANCE
How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to diffe-rent types of investments, and to look at your own portfolio with this perspec-tive.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your port-folio.


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CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the prema-ture payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect _the price of securities held in the fund's portfolio and, thus, the _fund's share prices.
-------------------------------------------------------------------------------

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

PUTNAM GROWTH FUNDS
Asia Pacific Growth Fund                  Capital Appreciation Fund *
Diversified Equity Trust                  Europe Growth Fund
Global Growth Fund                        Health Sciences Trust
International New Opportunities Fund      Investors Fund
Natural Resources Trust                   New Opportunities Fund
OTC Emerging Growth Fund                  Overseas Growth Fund
Vista Fund                                Voyager Fund
Voyager Fund II +++

PUTNAM GROWTH AND INCOME FUNDS
Balanced Retirement Fund                  Convertible Income-Growth Trust
Equity Income Fund                        The George Putnam Fund of Boston
The Putnam Fund for Growth and Income     Growth & Income Fund II
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS
Adjustable Rate U.S. Government Fund      American Government Income Fund
Diversified Income Trust                  Federal Income Trust
Global Governmental Income Trust          High Yield Advantage Fund
High Yield Trust                          Income Fund
Intermediate U.S. Government Fund         Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Intermediate Tax Exempt Fund              Municipal Income Fund
Tax Exempt Income Fund                    Tax-Free High Yield Fund
Tax-Free Insured Fund                     STATE TAX-FREE INCOME FUNDS +
Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE (SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS ++

PUTNAM MONEY MARKET FUNDS:
California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
CDs and savings accounts**

  * Temporarily closed to new investors.
+++ Formerly Putnam Growth Fund.
  + Not available in all states.
 ++ Relative to above.
 ** Not offered by Putnam Investments. Certificates of deposit offer a fixed ra-te of return and may be insured, _up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.

    Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, in-cluding charges and expenses, investment policies and risk. Read it carefu-lly before you invest or send money.

REPORT OF INDEPENDENT ACCOUNTANTS
For the Year Ended July 31, 1995

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all ma-terial respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with gene-rally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibi-lity of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An au-dit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirma-tions from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
September 14, 1995

PORTFOLIO OF INVESTMENTS OWNED
July 31, 1995

COMMON STOCKS (93.9%)*
NUMBER OF SHARES                                                         VALUE

ADVERTISING (0.4%)
-------------------------------------------------------------------------------
    524,200  Omnicom Group                                      $   31,648,575

AEROSPACE (1.9%)
-------------------------------------------------------------------------------
    350,000  Boeing Co.                                             23,450,000
  2,473,830  FlightSafety International, Inc.                      113,486,951
                                                               ----------------
                                                                   136,936,951
AIRLINES (--%)
-------------------------------------------------------------------------------
     66,900  ValuJet Airlines, Inc. +                                2,065,538

ALCOHOLIC BEVERAGES (1.0%)
-------------------------------------------------------------------------------
  2,021,400  Seagram Co., Ltd.                                      72,517,725

APPAREL (0.3%)
-------------------------------------------------------------------------------
    699,600  Tommy Hilfiger Corp. +                                 22,124,850

AUTOMOTIVE (0.4%)
-------------------------------------------------------------------------------
    600,000  Snap-On Inc.                                           25,050,000

BANKS (2.0%)
-------------------------------------------------------------------------------
    488,800  Bank of Boston Corp.                                   21,201,700
    800,000  BankAmerica Corp.                                      43,200,000
  1,300,000  Citicorp                                               81,087,500
                                                               ----------------
                                                                   145,489,200
BROADCASTING (3.7%)
-------------------------------------------------------------------------------
     75,000  CBS Inc.                                                5,821,875
    430,000  Capital Cities/ABC, Inc.                               50,202,500
    534,835  Clear Channel Communications, Inc. +                   35,767,091
     90,700  Echostar Communications Corp. Class A +                 1,383,175
    248,600  Evergreen Media Corp. Class A +                         8,203,800
  2,052,590  Infinity Broadcasting Corp. Class A +                  75,945,830
    416,620  LIN Television Corp. +                                 15,727,405
    788,100  Renaissance Communications Corp. +                     30,144,825
     72,000  SFX Broadcasting, Inc. Class A +                        1,980,000
    204,200  Sinclair Broadcast Group, Inc. Class A +                6,228,100
  1,849,600  Westwood One, Inc. +                                   29,131,200
                                                               ----------------
                                                                   260,535,801
BUSINESS SERVICES (4.2%)
-------------------------------------------------------------------------------
    661,390  Airgas, Inc. +                                         18,518,920
  2,136,650  Corporate Express, Inc. +                              54,217,494
  1,063,584  Danka Business Systems ADR (United Kingdom)            31,774,572
  1,150,000  Dow Jones & Co., Inc.                                  40,825,000
  1,196,534  Interpublic Group of Cos. Inc.                         44,720,458
    650,000  Manpower, Inc.                                         18,281,250

NUMBER OF SHARES                                                         VALUE

BUSINESS SERVICES (continued)
-------------------------------------------------------------------------------
  8,230,680  Rentokil Group PLC (United Kingdom)                $   37,341,772
    700,000  Reuters Holdings PLC ADR Class B (United Kingdom)      35,262,500
    790,000  Robert Half International, Inc. +                      21,823,750
                                                               ----------------
                                                                   302,765,716
CABLE TELEVISION (3.7%)
-------------------------------------------------------------------------------
    431,770  Cablevision Systems Corp. Class A +                    29,630,216
  1,800,000  Century Communications Corp. Class A +                 15,975,000
  2,084,125  Comcast Corp. Special Class A                          42,203,531
  1,374,815  TCA Cable TV, Inc.                                     40,900,746
  5,106,356  Tele-Communications Inc. Class A +                    127,658,886
                                                               ----------------
                                                                   256,368,379
CHEMICALS (2.1%)
-------------------------------------------------------------------------------
    146,900  FMC Corp. +                                            10,576,800
    370,000  Great Lakes Chemical Corp.                             24,281,250
  1,150,000  Praxair, Inc.                                          32,200,000
  1,150,000  Raychem Corp.                                          43,700,000
    779,783  Schulman (A.), Inc.                                    22,028,870
    574,100  Witco Chemical Corp.                                   18,658,250
                                                               ----------------
                                                                   151,445,170
COMPUTER EQUIPMENT (0.2%)
-------------------------------------------------------------------------------
    303,000  Oak Technology, Inc. +                                 14,013,750

COMPUTER SERVICES (2.7%)
-------------------------------------------------------------------------------
  1,132,480  America Online, Inc. +                                 62,427,960
     11,300  CBT Group PLC ADR (Ireland) +                             512,031
     86,800  Dendrite International, Inc. +                          1,410,500
  1,222,200  First Data Corp.                                       71,345,925
  1,489,287  Paychex, Inc.                                          55,475,941
     16,500  UUNET Technologies, Inc. +                                699,188
                                                               ----------------
                                                                   191,871,545
COMPUTER SOFTWARE (4.9%)
-------------------------------------------------------------------------------
  1,128,300  Adobe Systems, Inc.                                    69,672,525
     15,600  ArcSys, Inc. +                                            760,500
    274,000  Baan Co., N.V. (Netherlands) +                          9,144,750
     32,800  Business Objects S.A., ADR (France) +                   1,193,100
     50,000  Cerner Corp. +                                          3,081,250
    196,000  Computer Associates International, Inc.                14,381,500
     28,300  Datalogix International, Inc. +                           711,038
    188,400  Discreet Logic, Inc. (Canada) +                         7,912,800
     10,100  HNC Software, Inc. +                                      244,925
     17,000  Inso Corporation +                                      1,181,500
    183,000  Intuit, Inc. +                                         15,783,750
     41,000  Macromedia, Inc. +                                      1,957,750
    269,100  Microsoft Corp. +                                      24,353,550
    154,800  Novadigm, Inc. +                                        3,212,100
  2,492,800  Novell, Inc. +                                         45,182,000
    719,000  Parametric Technology Corp. +                          40,443,750
    395,280  PeopleSoft, Inc. +                                     28,262,520

NUMBER OF SHARES                                                         VALUE

COMPUTER SOFTWARE (continued)
-------------------------------------------------------------------------------
    600,000  Platinum Software Corp. +                          $    9,450,000
     87,900  Project Software & Development, Inc. +                  2,351,325
    141,700  SAP Aktiengesellschaft 144A ADS (Germany) +             7,580,950
    195,500  Seer Technologies, Inc. +                               4,105,500
    410,000  Sierra On-Line, Inc. +                                 14,965,000
    403,800  Softkey International, Inc. +                          17,514,825
     38,900  Spyglass, Inc. +                                        1,731,050
    342,600  Synopsys, Inc. +                                       22,097,700
     49,300  Unison Software, Inc. +                                   739,500
    133,800  XcelleNet, Inc. +                                       2,475,300
                                                               ----------------
                                                                   350,490,458
CONSUMER PRODUCTS (1.1%)
-------------------------------------------------------------------------------
    650,000  Kimberly-Clark Corp.                                   41,193,750
    234,980  Lowe's Cos., Inc.                                       8,664,888
  1,120,100  Newell Co.                                             28,422,538
                                                               ----------------
                                                                    78,281,176
CONSUMER NON DURABLES (0.8%)
-------------------------------------------------------------------------------
    579,720  Luxottica Group SPA ADR (Italy)                        23,840,985
  1,100,000  Sara Lee Corp.                                         31,487,500
                                                               ----------------
                                                                    55,328,485
CONSUMER SERVICES (2.7%)
-------------------------------------------------------------------------------
  2,239,680  Block (H & R), Inc.                                    83,988,000
  1,968,510  CUC International, Inc. +                              59,301,364
  1,426,220  Loewen Group, Inc.                                     50,452,533
                                                               ----------------
                                                                   193,741,897
CONTAINERS (0.4%)
-------------------------------------------------------------------------------
    695,700  Bemis Inc.                                             19,740,488
    784,070  Owens-Illinois, Inc. +                                 10,878,971
                                                               ----------------
                                                                    30,619,459
COSMETICS (0.4%)
-------------------------------------------------------------------------------
    418,300  Avon Products, Inc.                                    28,444,400

ELECTRONICS (0.1%)
-------------------------------------------------------------------------------
    153,400  LSI Logic Corp. +                                       7,171,450

ELECTRONICS AND ELECTRICAL EQUIPMENT (2.8%)
-------------------------------------------------------------------------------
  1,658,600  ADT Ltd. +                                             19,903,200
    494,800  Adtran, Inc. +                                         18,183,900
    590,450  Baldor Electric Co.                                    19,263,431
    155,600  Franklin Electronic Publishers, Inc. +                  4,901,400
    500,000  General Electric Co.                                   29,500,000
    768,700  General Instrument Corp. (New) +                       28,345,813
    903,820  Input/Output, Inc. +                                   37,734,485
    225,000  Motorola, Inc.                                         17,240,625
    367,700  Solectron Corp. +                                      13,375,088
    241,900  Symbol Technologies, Inc. +                             9,222,438
                                                               ----------------
                                                                   197,670,380

NUMBER OF SHARES                                                         VALUE

ENERGY-RELATED (0.5%)
-------------------------------------------------------------------------------
    826,000  Thermo Electron Corp. +                            $   35,311,500

ENVIRONMENTAL CONTROL (0.8%)
-------------------------------------------------------------------------------
  1,940,100  WMX Technologies, Inc.                                 60,628,125

FINANCE (1.9%)
-------------------------------------------------------------------------------
    565,990  Federal Home Loan Mortgage Corp.                       37,072,345
    382,787  Federal National Mortgage Assn.                        35,838,433
    433,300  Financial Federal Corp. +                               7,691,075
    294,000  Greentree Financial Corp.                              15,912,750
    343,400  Morgan (J.P.) & Co., Inc.                              25,111,125
    293,800  Student Loan Marketing Assn.                           15,828,475
                                                               ----------------
                                                                   137,454,203
FINANCIAL SERVICES (0.9%)
-------------------------------------------------------------------------------
    625,400  First USA, Inc.                                        28,533,875
  1,015,359  MBNA Corp.                                             36,426,004
                                                               ----------------
                                                                    64,959,879
FOOD AND BEVERAGES (0.8%)
-------------------------------------------------------------------------------
    530,600  Coca-Cola Co.                                          34,953,275
     19,400  IBP, Inc.                                                 906,950
    484,800  Pioneer Hi-Bred International, Inc.                    20,482,800
                                                               ----------------
                                                                    56,343,025
GAMING (0.7%)
-------------------------------------------------------------------------------
    712,000  Circus Circus Enterprises, Inc. +                      21,182,000
    550,000  Mirage Resorts, Inc. +                                 17,118,750
    630,900  Rio Hotel & Casino, Inc. +                              8,359,425
    170,500  Scientific Games Holdings Corp. +                       5,306,813
                                                               ----------------
                                                                    51,966,988
GAS UTILITIES (0.5%)
-------------------------------------------------------------------------------
  1,050,000  Columbia Gas System, Inc. +                            36,750,000

HMOs (1.3%)
-------------------------------------------------------------------------------
    700,000  Healthsource, Inc. +                                   25,462,500
    685,800  Mid Atlantic Medical Services, Inc. +                  13,458,825
    374,100  Oxford Health Plans Inc. +                             19,312,913
    400,000  Pacificare Health Systems, Inc. Class B +              24,200,000
    492,700  Sierra Health Services +                               13,056,550
                                                               ----------------
                                                                    95,490,788
HEALTH CARE INFORMATION SYSTEMS (0.2%)
-------------------------------------------------------------------------------
    196,060  HBO & Co.                                              10,832,315

HEALTH CARE SERVICES (2.9%)
-------------------------------------------------------------------------------
     75,000  ABR Information Services, Inc. +                        1,575,000
    888,120  Apria Healthcare Group, Inc. +                         28,863,900
    850,000  Columbia/HCA Healthcare Corp.                          41,650,000
    545,400  Health Care & Retirement Corp. +                       17,452,800
    800,000  Health Management Assoc., Inc. +                       25,700,000

NUMBER OF SHARES                                                         VALUE

HEALTH CARE SERVICES (continued)
-------------------------------------------------------------------------------
    402,000  Lincare Holdings, Inc. +                           $   13,969,500
    387,786  Renal Treatment Centers, Inc. +                         9,985,490
    280,800  Rotech Medical Corp. +                                  8,213,400
    600,000  United Healthcare Corp.                                27,150,000
  1,004,700  Vencor, Inc. +                                         32,527,163
                                                               ----------------
                                                                   207,087,253
HOME BUILDING (0.6%)
-------------------------------------------------------------------------------
  2,282,600  Clayton Homes, Inc.                                    45,652,000

HOSPITAL MANAGEMENT (0.1%)
-------------------------------------------------------------------------------
    211,755  Horizon/CMS Healthcare Corp. +                          4,790,957

HOUSEHOLD PRODUCTS (1.4%)
-------------------------------------------------------------------------------
    653,375  Blyth Industries, Inc. +                               29,483,547
  1,385,300  Premark International, Inc.                            73,247,738
                                                               ----------------
                                                                   102,731,285
INSURANCE (2.5%)
-------------------------------------------------------------------------------
  1,125,000  American General Corp.                                 40,921,875
    161,550  American International Group, Inc.                     12,116,250
    205,789  Cincinnati Financial Corp.                             11,112,606
    592,989  Gallagher (Arthur J.) & Co.                            22,311,211
    398,110  General RE Corp.                                       52,799,339
    391,900  Transatlantic Holdings Inc.                            25,865,400
    646,100  USF&G Corp.                                            10,660,650
                                                               ----------------
                                                                   175,787,331
LODGING (1.8%)
-------------------------------------------------------------------------------
    355,000  Doubletree Corp. +                                      8,076,250
  2,057,780  Hospitality Franchise Systems, Inc.                    90,542,320
    979,950  La Quinta Inns, Inc.                                   27,561,094
     42,800  Red Lion Hotels, Inc. +                                   909,500
                                                               ----------------
                                                                   127,089,164
MEDICAL EQUIPMENT AND SUPPLIES (3.3%)
-------------------------------------------------------------------------------
  1,714,565  Boston Scientific Corp. +                              62,581,623
    175,000  Johnson & Johnson                                      12,556,250
    400,000  Medisense Inc. +                                        9,250,000
    801,360  Medtronic, Inc.                                        65,711,520
    391,890  Stryker Corp.                                          17,145,188
    489,300  Thermo Cardiosystems, Inc. +                           18,838,050
  2,046,000  U.S. Surgical Corp.                                    49,104,000
                                                               ----------------
                                                                   235,186,631
MEDICAL SUPPLIES (0.3%)
-------------------------------------------------------------------------------
    842,900  Sola International, Inc.                               23,390,475

NETWORKING (0.1%)
-------------------------------------------------------------------------------
    200,000  Madge Networks N.V. (Netherlands) +                     4,825,000
     45,600  Network Express, Inc. +                                   849,300
                                                               ----------------
                                                                     5,674,300

NUMBER OF SHARES                                                         VALUE

NETWORKING EQUIPMENT (2.3%)
-------------------------------------------------------------------------------
    278,400  ALANTEC Corp. +                                    $   10,022,400
    275,900  Ascend Communications, Inc. +                          20,002,750
    300,000  Cascade Communications Corp. +                         15,225,000
  1,049,100  Cisco Systems, Inc. +                                  58,487,325
    131,600  Premisys Communications, Inc. +                        10,659,600
    116,200  Shiva Corp. +                                           5,621,175
    380,900  Stratacom, Inc. +                                      20,663,825
     78,700  U.S. Order, Inc. +                                      1,731,400
    150,200  U.S. Robotics Corp. +                                  21,854,100
                                                               ----------------
                                                                   164,267,575
OFFICE EQUIPMENT (0.2%)
-------------------------------------------------------------------------------
    490,300  Viking Office Products, Inc. +                         17,283,075

OIL AND GAS (2.4%)
-------------------------------------------------------------------------------
    719,900  Coflexip Engineers ADR (France)                        17,817,525
    147,000  Exxon Corp.                                            10,657,500
    107,800  Mobil Corp.                                            10,537,450
  1,201,150  Petro Geo-Services AS ADR (Norway) +                   34,232,775
    600,000  Production Operators Corp.                             17,550,000
    176,400  Royal Dutch Petroleum Co. PLC ADR (Netherlands)        22,402,800
    350,000  Schlumberger Ltd.                                      23,450,000
  1,018,295  Total Corp. ADR (France)                               31,694,447
                                                               ----------------
                                                                   168,342,497
PAPER (0.5%)
-------------------------------------------------------------------------------
    325,900  Alco Standard Corp.                                    26,520,113
    254,800  Weyerhaeuser Co.                                       11,911,900
                                                               ----------------
                                                                    38,432,013
PHARMACEUTICALS AND BIOTECHNOLOGY (3.6%)
-------------------------------------------------------------------------------
    330,000  Abbott Laboratories                                    13,200,000
    353,200  Amgen, Inc. +                                          30,066,150
  1,274,000  Astra AB (Sweden)                                      43,140,551
    241,420  Genzyme Corp.                                          11,889,935
    400,000  Gilead Sciences, Inc. +                                 7,600,000
    300,000  Lilly (Eli) & Co.                                      23,475,000
    421,400  Neurogen Corp. +                                        6,321,000
  1,330,000  Pfizer, Inc.                                           67,165,000
      4,169  Roche Holdings AG Rights (Switzerland)                 28,408,519
    600,000  Smithkline Beecham PLC ADR (United Kingdom)            27,000,000
                                                               ----------------
                                                                   258,266,155
PHOTOGRAPHY (1.4%)
-------------------------------------------------------------------------------
    750,000  Eastman Kodak Co.                                      43,218,750
  1,250,000  Polaroid Corp.                                         53,593,750
                                                               ----------------
                                                                    96,812,500

NUMBER OF SHARES                                                         VALUE

PUBLISHING (1.2%)
-------------------------------------------------------------------------------
    600,000  Harcourt General, Inc.                             $   27,000,000
    250,000  McGraw-Hill, Inc.                                      19,218,750
    436,726  Wolters Kluwer N.V. (Netherlands)                      39,587,099
                                                               ----------------
                                                                    85,805,849
RAILROADS (1.1%)
-------------------------------------------------------------------------------
    400,000  Burlington Northern Inc.                               27,700,000
    750,000  Union Pacific Corp.                                    48,843,750
                                                               ----------------
                                                                    76,543,750
RESTAURANTS (3.0%)
-------------------------------------------------------------------------------
    504,900  Apple South, Inc.                                      10,792,238
  1,277,700  Applebee's International, Inc.                         36,095,025
  1,091,973  Buffets, Inc. +                                        15,424,119
  1,804,225  J.D Wetherspoon PLC (United Kingdom)                   15,477,679
    623,300  Landry's Seafood Restaurants, Inc. +                   11,647,919
    824,400  Lone Star Steakhouse & Saloon +                        32,254,650
  1,085,458  McDonald's Corp.                                       41,925,815
  1,431,065  Outback Steakhouse, Inc. +                             49,908,392
                                                               ----------------
                                                                   213,525,837
RETAIL (6.0%)
-------------------------------------------------------------------------------
    784,400  Bed Bath & Beyond, Inc. +                              24,316,400
    464,381  Boise Cascade Office Products +                        12,073,906
    805,800  CompUSA, Inc. +                                        27,900,825
  1,400,000  Federated Department Stores Inc. +                     39,725,000
    938,720  Gymboree Corp. +                                       28,982,980
    747,550  Heilig-Meyers Co.                                      18,875,638
    762,800  Hollywood Entertainment Corp. +                        21,358,400
     15,083  Hornbach Holding                                       20,931,955
  6,283,100  Next PLC (United Kingdom)                              38,442,676
  1,963,427  Office Depot, Inc. +                                   57,675,668
  1,809,600  Officemax, Inc. +                                      40,716,000
  1,400,000  Revco D.S., Inc. +                                     29,575,000
    596,650  Sunglass Hut International +                           24,164,325
    537,300  Talbots, Inc.                                          22,163,625
    300,000  Tandy Corp.                                            17,812,500
                                                               ----------------
                                                                   424,714,898
SEMICONDUCTORS (7.1%)
-------------------------------------------------------------------------------
    600,000  Altera Corp. +                                         33,562,500
  1,787,350  Analog Devices Inc. +                                  64,791,438
    419,000  Atmel Corp. +                                          28,544,375
    501,500  Cognex Corp. +                                         25,200,375
    569,300  Credence Systems Corp. +                               19,925,500
    314,000  Integrated Process Equipment Corp. +                   14,130,000
    545,200  Lam Research Corp. +                                   37,209,900
    682,186  Linear Technology Corp.                                52,869,415
  1,552,750  Maxim Integrated Products Inc. +                       91,806,344
  1,050,000  National Semiconductor Corp. +                         28,350,000
    652,100  Silicon Valley Group, Inc. +                           30,404,163

NUMBER OF SHARES                                                         VALUE

SEMICONDUCTORS (continued)
-------------------------------------------------------------------------------
     54,000  Telcom Semiconductor, Inc. +                       $      820,125
     80,000  Texas Instruments, Inc.                                12,500,000
    566,650  Xilinx, Inc. +                                         67,927,169
                                                               ----------------
                                                                   508,041,304
SOFT DRINKS (0.2%)
-------------------------------------------------------------------------------
    250,000  PepsiCo, Inc.                                          11,718,750

SPECIALTY CONSUMER PRODUCTS (1.2%)
-------------------------------------------------------------------------------
  1,180,852  Department 56, Inc. +                                  50,924,243
  1,124,720  Fastenal Co.                                           37,678,120
                                                               ----------------
                                                                    88,602,363
STEEL (0.5%)
-------------------------------------------------------------------------------
    621,300  Nucor Corp.                                            33,394,875

TELEPHONE SERVICES (2.9%)
-------------------------------------------------------------------------------
  1,028,880  Century Telephone Enterprises, Inc.                    29,323,080
    496,000  Colonial Data Technologies Corp. +                     12,586,000
  2,100,000  MCI Communications Corp.                               50,400,000
  1,600,000  Sprint Corp.                                           54,800,000
  1,008,740  Telephone & Data Systems, Inc.                         39,088,675
    666,800  WorldCom, Inc. +                                       19,920,650
                                                               ----------------
                                                                   206,118,405
TELEPHONE UTILITIES (0.3%)
-------------------------------------------------------------------------------
    449,800  SBC Communications, Inc.                               21,646,625

TEXTILES (0.3%)
-------------------------------------------------------------------------------
    391,900  St. John Knits, Inc.                                   18,762,213

TOBACCO (0.5%)
-------------------------------------------------------------------------------
  1,350,000  UST, Inc.                                              36,787,500

TRUCKING (0.5%)
-------------------------------------------------------------------------------
  1,300,000  Ryder System, Inc.                                     32,337,500

WIRELESS COMMUNICATIONS (2.3%)
-------------------------------------------------------------------------------
  1,367,833  Airtouch Communications, Inc. +                        43,086,740
    249,131  Cellular Communications of Puerto Rico, Inc. +          7,723,061
    303,000  Cellular Communications, Inc. Class A +                15,756,000
  1,575,580  Paging Network, Inc. +                                 62,235,410
  1,369,700  Vanguard Cellular Systems, Inc. +                      36,297,050
                                                               ----------------
                                                                   165,098,261
                                                               ----------------
             TOTAL COMMON STOCKS (cost $4,919,546,077)          $6,698,209,069

PREFERRED STOCKS (0.9%)* (cost $22,615,526)
NUMBER OF SHARES                                                         VALUE
     39,990  SAP AG Systeme Preference Bearer (Germany)         $   63,012,794

    880,900  Cellular Communications, Inc. $0.01 cv. pfd.       $   45,806,800

WARRANTS (--%)*_ (cost $--)
NUMBER OF                                  EXPIRATION
WARRANTS                                         DATE                    VALUE
     10,673  Jan Bell Marketing, Inc.        12/16/98           $          672

SHORT-TERM INVESTMENTS (4.6%)*
PRINCIPAL AMOUNT                                                         VALUE
$30,000,000  American Telephone & Telegraph Capital Corp. 5.84s,
             September 1, 1995                                  $   29,849,133
 25,500,000  Ciesco L.P. 5.65s, October 26, 1995                    25,155,821
 16,295,000  Federal Home Loan Mortgage Corp. 5.6s,
             October 24, 1995                                       16,082,079
 20,000,000  Federal National Mortgage Association 5 3/4s,
             August 8, 1995                                         19,977,639
 30,000,000  Federal National Mortgage Association 5.74s,
             September 8, 1995                                      29,818,233
 20,000,000  Federal National Mortgage Association 5.55s,
             December 1, 1995                                       19,623,833
 25,000,000  Ford Motor Credit Co. 5.65s, October 24, 1995          24,670,417
 18,000,000  GTE Southwest Inc. 5.72s, August 3, 1995               17,994,280
 25,000,000  General Electric Capital Corp. 5.75s, August 16, 1995  24,940,104
 15,000,000  Hewlett Packard Co. 5.65s, October 31, 1995            14,785,771
 16,000,000  IBM Credit Corp. 5.87s, September 8, 1995              15,900,862
 24,270,000  Penney (J.C.) Funding Corp. 5.950s, August 1, 1995     24,270,000
 32,000,000  Sears Roebuck Acceptance Corp. 5.77s,
             August 28, 1995                                        31,861,520
 15,000,000  USAA Capital Corp. 5.73s, August 11, 1995              14,976,125
 21,814,000  Interest in $672,198,000 joint repurchase agreement dated July 31, 1995 with Morgan (J.P.) & Co., Inc.
             due August 1, 1995 with respect to various U.S.
             Treasury obligations-maturity value of $21,817,515
             or an effective yield of 5.8%                          21,817,515
                                                               ----------------
             TOTAL SHORT-TERM INVESTMENTS (cost $331,723,332)   $  331,723,332
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS (cost $5,298,760,994)***         $7,138,752,667
-------------------------------------------------------------------------------
  * Percentages indicated are based on net assets of $7,136,370,896, which co-rrespond to a net asset value per class A share, class B share, class M sha-re and class Y share of $14.42, 14.01, $14.37 and $14.48, respectively.
  + Non-income-producing security.
*** The aggregate identified cost for federal income tax purposes is $5,310,526,224 resulting in gross unrealized appreciation and depreciation of $1,873,155,092 and $44,928,649, respectively, or net unrealized apprecia-tion of $1,828,226,443.

    ADR or ADS after the name of a foreign holding stands for American Deposito-ry Receipt or American Depository Shares, respectively, representing owner-ship of foreign securities on deposit with a domestic custodian bank.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be re-sold in transactions exempt from registration, normally to qualified insti-tutional buyers.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $5,298,760,994) (Note 1)                       $7,138,752,667
-------------------------------------------------------------------------------
Cash                                                                       645
-------------------------------------------------------------------------------
Dividends, interest and other receivables                            2,305,061
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              40,845,453
-------------------------------------------------------------------------------
Receivable for securities sold                                      40,564,814
-------------------------------------------------------------------------------
TOTAL ASSETS                                                    $7,222,468,640

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                    61,696,876
-------------------------------------------------------------------------------
Payable for compensation of trustees' fees (Note 2)                      2,332
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                           8,317,562
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                         8,418,501
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)           4,315,022
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             5,230
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                               2,538,116
-------------------------------------------------------------------------------
Other accrued expenses                                                 804,105
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   86,097,744
-------------------------------------------------------------------------------
NET ASSETS                                                      $7,136,370,896

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Note 4)                                        $5,010,880,298
-------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions
(Note 1)                                                           285,497,734
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and foreign currency
translation                                                      1,839,992,864
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                                      $7,136,370,896
-------------------------------------------------------------------------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($4,895,179,910 divided by 339,575,203 shares)                          $14.42
-------------------------------------------------------------------------------
Offering price per class A shares (100/94.25 of $14.42) *               $15.30
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($1,870,370,310 divided by 133,480,732 shares) **                       $14.01
-------------------------------------------------------------------------------
Net asset value and redemption of class M shares
($19,003,613 divided by 1,322,330 shares) *                             $14.37
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.37) *                $14.89
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price of
class Y shares ($351,817,063 divided by 24,291,891 shares)              $14.48
-------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended July 31, 1995

INVESTMENT INCOME:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $911,749)                      $   46,065,558
-------------------------------------------------------------------------------
Interest                                                            18,430,249
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             64,495,807
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    27,744,004
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      13,326,765
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      112,514
-------------------------------------------------------------------------------
Distribution fees -- class A (Note 2)                                9,430,624
-------------------------------------------------------------------------------
Distribution fees -- class B (Note 2)                               12,855,704
-------------------------------------------------------------------------------
Distribution fees -- class M (Note 2)                                   31,024
-------------------------------------------------------------------------------
Reports to shareholders                                                215,929
-------------------------------------------------------------------------------
Auditing                                                               144,841
-------------------------------------------------------------------------------
Legal                                                                   77,294
-------------------------------------------------------------------------------
Postage                                                                 20,918
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        60,903
-------------------------------------------------------------------------------
Registration fees                                                      563,821
-------------------------------------------------------------------------------
Other                                                                  183,870
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                      64,768,211
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                   (272,404)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   340,211,726
-------------------------------------------------------------------------------
Net realized loss on foreign currency translation (Notes 1 and 3)      (25,587)
-------------------------------------------------------------------------------
Net unrealized appreciation of foreign currency translation              1,191
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year       1,308,964,016
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                          1,649,151,346
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,648,878,942
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                           YEAR ENDED JULY 31
                                                          1995            1994
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                               $   (272,404)  $ (11,101,856)
-------------------------------------------------------------------------------
Net realized gain on investments
and foreign currency translation                   340,186,139     197,390,941
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and foreign currency translation  1,308,965,207     (66,870,273)
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  1,648,878,942     119,418,812
-------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain on investment transactions
    Class A                                       (145,558,356)   (104,366,667)
    Class B                                        (49,513,213)    (22,949,719)
    Class M                                            (12,706)             --
    Class Y                                         (4,827,692)             --
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                         1,642,355,205   1,241,253,150
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                     3,091,322,180   1,233,355,576
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                                4,045,048,716   2,811,693,140
-------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income of $0 and $0, respectively)   $7,136,370,896  $4,045,048,716
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                          APRIL 1, 1994   DECEMBER 1, 1994
                                             (COMMENCE-         (COMMENCE-
                                      YEAR      MENT OF            MENT OF
                                    ENDED   OPERATIONS)        OPERATIONS)
                                  JULY 31    TO JULY 31         TO JULY 31                   YEAR ENDED JULY 31
                                     1995          1994               1995             1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------------
                                         CLASS Y                   CLASS M                         CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $11.22        $11.24             $11.79           $10.97         $10.89          $9.63
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income
(loss)                                .03            --               (.01)            (.06)          (.05)          (.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           3.74          (.02)              3.10             3.61            .59           1.81
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS     3.77          (.02)              3.09             3.55            .54           1.78
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                  --            --                 --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments     (.51)           --               (.51)            (.51)          (.46)          (.52)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  (.51)           --               (.51)            (.51)          (.46)          (.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $14.48        $11.22             $14.37           $14.01         $10.97         $10.89
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)             34.90          (.18)(b)          27.42(b)         33.65           4.71          18.79
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                   $351,817       $82,102            $19,004       $1,870,370       $911,069       $408,361
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses
to average net assets (%)             .83           .31(b)            1.06(b)          1.82           1.84           1.87
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                        .39          (.05)(b)           (.24)(b)         (.58)          (.91)          (.91)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              65.43         57.74              65.43            65.43          57.74          64.62
-----------------------------------------------------------------------------------------------------------------------------------

 ** Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                         APRIL 27, 1992**
                            (COMMENCEMENT
                           OF OPERATIONS)
                               TO JULY 31                                         YEAR ENDED JULY 31
                                     1992             1995             1994             1993             1992             1991
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                           $9.34           $11.19           $11.02            $9.67            $9.00            $7.98
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income
(loss)                               (.04)             .02             (.02)            (.02)             .02              .02
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .33             3.72              .65             1.89             1.16             1.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS      .29             3.74              .63             1.87             1.18             1.72
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income                  --               --               --               --             (.03)            (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments       --             (.51)            (.46)            (.52)            (.48)            (.63)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    --             (.51)            (.46)            (.52)            (.51)            (.70)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $9.63           $14.42           $11.19           $11.02            $9.67            $9.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)              3.11(b)         34.72             5.49            19.69            13.39            24.04
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                    $42,492       $4,895,180       $3,051,878       $2,403,332       $1,549,128       $1,016,539
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses
to average net assets (%)             .63(b)          1.07             1.10             1.12             1.20             1.10
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                       (.39)(b)          .17             (.18)            (.14)             .27              .29
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              44.17            65.43            57.74            64.62            44.17            49.43
-----------------------------------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
July 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES
The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primari-ly in common stocks of small to medium-sized companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned sub-sidiary of Putnam Investments, Inc., believes have potential for capital appre-ciation significantly greater than that of the market averages.

The fund offers class A, class B, class Y and class M shares. The fund commenced its public offering of class M shares on December 1, 1994. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class
A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Class Y sha-res, which do not pay a front end or contingent deferred sales charge are gene-rally subject to the same expenses as class A, B and M shares, but do not bear a distribution fee. Class Y shares are sold only to defined contribution plans with an initial investment of at least $250 million in a combination of Putnam funds and other investments managed by Putnam. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class including the distribution fees applicable to such class. Each class votes only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently fo-llowed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Investments for which market quotations are readily avail-able are stated at market value, which is determined using the last reported sa-le price, or, if no sales are reported -- as in the case of some securities tra-ded over the counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment compa-nies managed by Putnam Management and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including ac-crued interest. The fund's Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale pri-ce, including accrued interest.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Foreign currency denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized gain or loss. Upon receipt of payment, the funds realize a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable.

E) FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintain-ed in U.S. dollars. The market values of currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates of that day. The cost of each secu-rity is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations ari-sing from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains or losses on foreign currency transactions represent net exchan-ge gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and fore-ign withholding taxes recorded on the fund's books and the U.S. dollar equiva-lent amounts actually received or paid. Net unrealized gains and losses on fore-ign currency transactions arise from changes in the value of open forward cu-rrency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid im-position of any excise tax under Section 4982 of the Internal Revenue Code of 1986. The-refore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and ca-pital gains.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders are recorded by the fund on the ex-dividend date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences inclu-de treatment of losses on wash sales transactions and non-taxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1995, the fund reclassified 272,404 to decrease undistributed net investment loss, $132,692 to decrease accumulated net realized gain and $139,712 to decrease paid-in capital.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS
Compensation of Putnam Management, for management and investment advisory servi-ces is paid quarterly based on the average net assets of the fund for the quar-ter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% _of the next $5 billion, subject to reduction in any year to the extent that expenses (exclusive of brokerage, interest, taxes, dis-tribution fees, credits allowed by PFTC and extraordinary expenses) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next
$70 million and 1.5% of any amount over $100 million, and by the amount of cer-tain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative ser-vices to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $6,828, and an additio-nal fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive addi-tional fees for attendance at certain committee meetings.

During the year ended July 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees' fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided to the fund by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the year ended July 31, 1995 have been reduced by credits allowed by PFTC.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Compa-ny Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provi-ded and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwri-ter received net commissions of $2,820,782 from the sale of class A shares and $36,137 for the sale of class M shares. There was $2,111,108 in contingent de-ferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $14,146 on class A redemptions. There were no contingent deferred sales charges on class M redemp-tions.

NOTE 3
PURCHASES AND SALES OF SECURITIES
During the year ended July 31, 1995, purchases and sales of investment securi-ties other than short-term investments aggregated $4,524,635,187 and $2,994,592,796, respectively. There were no purchases or sales of U.S. govern-ment obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES
At July 31, 1995, there was an unlimited number of shares of beneficial interest authorized, divided into class A, class B, class Y and class M capital shares. Transactions in capital shares were as follows:
                                                   YEAR ENDED JULY 31, 1995
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                148,502,110          $1,832,997,253
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions               12,438,947             139,191,797
-------------------------------------------------------------------------------
                                           160,941,057           1,972,189,050
-------------------------------------------------------------------------------
Shares repurchased                         (94,138,474)         (1,170,082,797)
-------------------------------------------------------------------------------
Net increase                                66,802,583          $  802,106,253
-------------------------------------------------------------------------------

                                                   YEAR ENDED JULY 31, 1994
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                120,147,917          $1,398,407,256
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                8,467,321              99,321,439
-------------------------------------------------------------------------------
                                           128,615,238           1,497,728,695
-------------------------------------------------------------------------------
Shares repurchased                         (73,942,159)           (860,942,051)
-------------------------------------------------------------------------------
Net increase                                54,673,079          $  636,786,644
-------------------------------------------------------------------------------

                                                   YEAR ENDED JULY 31, 1995
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 62,162,491            $748,057,897
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                4,231,663              46,209,683
-------------------------------------------------------------------------------
                                            66,394,154             794,267,580
-------------------------------------------------------------------------------
Shares repurchased                         (15,970,928)           (191,170,815)
-------------------------------------------------------------------------------
Net increase                                50,423,226            $603,096,765
-------------------------------------------------------------------------------

                                                   YEAR ENDED JULY 31, 1994
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 54,297,802            $622,475,746
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                1,839,090              21,241,295
-------------------------------------------------------------------------------
                                            56,136,892             643,717,041
-------------------------------------------------------------------------------
Shares repurchased                         (10,567,655)           (121,046,605)
-------------------------------------------------------------------------------
Net increase                                45,569,237            $522,670,436
-------------------------------------------------------------------------------

                                                   YEAR ENDED JULY 31, 1995
CLASS Y                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 19,003,487            $246,497,467
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                  430,221               4,827,084
-------------------------------------------------------------------------------
                                            19,433,708             251,324,551
-------------------------------------------------------------------------------
Shares repurchased                          (2,461,794)            (31,084,728)
-------------------------------------------------------------------------------
Net increase                                16,971,914            $220,239,823
-------------------------------------------------------------------------------

                                                                 APRIL 1, 1994
                                                              (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                 JULY 31, 1994
CLASS Y                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  7,360,249             $82,242,284
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                       --                      --
-------------------------------------------------------------------------------
                                             7,360,249              82,242,284
-------------------------------------------------------------------------------
Shares repurchased                             (40,272)               (446,214)
-------------------------------------------------------------------------------
Net increase                                 7,319,977             $81,796,070
-------------------------------------------------------------------------------

                                                              DECEMBER 1, 1994
                                                              (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                 JULY 31, 1995
CLASS M                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  1,405,252             $17,976,348
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    1,112                  12,448
-------------------------------------------------------------------------------
                                             1,406,364              17,988,796
-------------------------------------------------------------------------------
Shares repurchased                             (84,034)             (1,076,432)
-------------------------------------------------------------------------------
Net increase                                 1,322,330             $16,912,364
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates $0.508 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all share classes as capital gain dividends for its taxable year ended July 1995.

The Form 1099 you receive in January 1996 will show the tax status of all dis-tributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray
independent accountants
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman                   William F. Pounds, Vice Chairman
Jameson Adkins Baxter                     Hans H. Estin
John A. Hill                              Elizabeth T. Kennan
Lawrence J. Lasser                        Robert E. Patterson
Donald S. Perkins                         George Putnam, III
Eli Shapiro                               A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam                             Charles E. Porter
President                                 Executive Vice President

Patricia C. Flaherty                      Lawrence J. Lasser
Senior Vice President                     Vice President

Gordon H. Silver                          Charles H. Swanberg
Vice President                            Vice President and Fund Manager

Roland W. Gillis                          Robert R. Beck
Vice President and Fund Manager           Vice President and Fund Manager

William N. Shiebler                       John R. Verani
Vice President                            Vice President

Paul M. O'Neil                            John D. Hughes
Vice President                            Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                                        ---------------
PUTNAM INVESTMENTS                                      Bulk Rate
                                                        U.S. Postage
THE PUTNAM FUNDS                                        PAID
One Post Office Square                                  Putnam
Boston, Massachusetts 02109                             Investments
                                                        ---------------



119842-007/883/530

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